   EXHIBIT 99.1

WaMu Capital Corp.
05-8 30 yr Conforming - Group 2
30 Year Conforming Alt A; Group 2
811 records
Balance: 137,633,005

Selection Criteria: 30 Year Conforming Alt A; Group 2
Table of Contents
  Disclaimer
  Summary
  Gross Interest Rate
  Mortgage Interest Rates
  Original Balance
  Current Balance
  Original LTV
  Property Type
  State
  Original Term
  S&P Documentation
  WAMU Doctype
  Original FICO
  Loan Purpose
  Occupancy Type
  Interest Only
  Prepay Penalty

1. Disclaimer

The information contained herein has not been independently verified by WaMu Capital Corp. The information contained herein is preliminary and subject to change, and supersedes information contained in any prior collateral term sheet for this transaction.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. trading desk at 212-702 6910, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

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2. Summary

Total Number of Loans: 811
Total Balance: 137,633,004.92
Avg Balance: 169,707.77
Weighted Average Note Rate: 6.535
Non-Zero Weighted Average Original LTV: 75.82
Weighted Average Age: 0.504
% Calif: 13.22
% Prepay Penalties: 5.67
% Interest Only: 27.15
% Investor: 22.80
Non-Zero Weighted Average FICO: 707
Stated Original WAM: 359
Stated Current WAM: 358.83

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3. Gross Interest Rate

Gross Interest Rate	Net Pass Through	Count	Balance
6.250	6.000	219	38,700,784.95
6.375	6.125	160	30,606,668.29
6.380	6.130	2	240,800.00
6.500	6.250	145	24,569,677.05
6.625	6.375	75	12,565,658.21
6.630	6.380	1	77,400.00
6.750	6.500	56	8,148,658.66
6.875	6.625	67	10,819,899.40
6.880	6.630	4	731,400.00
7.000	6.750	21	2,774,908.61
7.125	6.875	6	776,542.31
7.250	7.000	11	1,978,470.00
7.375	7.125	9	1,027,905.87
7.380	7.130	1	120,000.00
7.500	7.250	9	1,556,614.43
7.625	7.375	7	631,709.70
7.750	7.500	3	265,754.00
7.875	7.625	6	869,802.13
8.000	7.750	1	49,200.00
8.125	7.875	1	103,920.00
8.250	8.000	3	486,100.00
8.500	8.250	1	243,000.00
8.750	8.500	1	119,700.00
9.250	9.000	2	165,400.00
Total:	6.285	811	137,629,973.61

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4. Mortgage Interest Rates

Mortgage Interest Rates	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
6.001 - 6.250	219	38,700,784.95	28.12	6.250	359	1	359	711	73	176,715.91
6.251 - 6.500	307	55,417,145.34	40.27	6.430	359	1	358	709	76	180,511.87
6.501 - 6.750	132	20,791,716.87	15.11	6.674	360	0	359	700	77	157,513.01
6.751 - 7.000	92	14,326,208.01	10.41	6.899	360	0	360	707	76	155,719.65
7.001 - 7.250	17	2,755,012.31	2.00	7.215	360	0	360	680	76	162,059.55
7.251 - 7.500	19	2,704,520.30	1.97	7.447	360	1	359	694	84	142,343.17
7.501 - 7.750	10	897,463.70	0.65	7.662	360	0	360	692	83	89,746.37
7.751 - 8.000	7	919,002.13	0.67	7.882	360	0	360	674	86	131,286.02
8.001 - 8.250	4	590,020.00	0.43	8.228	360	0	360	685	83	147,505.00
8.251 - 8.500	1	243,000.00	0.18	8.500	360	0	360	707	90	243,000.00
8.501 - 8.750	1	119,700.00	0.09	8.750	360	0	360	694	90	119,700.00
9.001 - 9.250	2	165,400.00	0.12	9.250	360	0	360	695	85	82,700.00
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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5. Original Balance

Original Balance	Count	Balance	%	Note Rate	Term	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	25	1,012,060.00	0.74	6.744	354	718	77	40,482.40
50,000.01 - 100,000.00	164	12,678,415.50	9.21	6.616	359	715	76	77,307.41
100,000.01 - 150,000.00	220	27,985,593.00	20.33	6.579	359	712	76	127,207.24
150,000.01 - 200,000.00	140	24,270,036.00	17.63	6.563	359	701	78	173,357.40
200,000.01 - 250,000.00	100	22,290,271.00	16.19	6.518	360	697	75	222,902.71
250,000.01 - 300,000.00	81	22,154,896.00	16.09	6.515	359	712	77	273,517.23
300,000.01 - 350,000.00	57	18,426,040.00	13.38	6.456	360	705	74	323,263.86
350,000.01 - 400,000.00	22	7,984,350.00	5.80	6.449	360	712	74	362,925.00
400,000.01 - 450,000.00	2	868,000.00	0.63	6.377	360	664	73	434,000.00
Total:	811	137,669,661.50	100.00	6.535	359	707	76	169,752.97

Min: 22,500.00
Max: 440,000.00
Avg: 169,752.97
Total: 137,669,661.50

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6. Current Balance

Current Balance	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0.01 - 50,000.00	25	1,011,707.33	0.74	6.744	354	0	354	718	77	40,468.29
50,000.01 - 100,000.00	164	12,672,678.33	9.21	6.616	359	1	358	715	76	77,272.43
100,000.01 - 150,000.00	220	27,976,751.56	20.33	6.579	359	0	359	712	76	127,167.05
150,000.01 - 200,000.00	140	24,262,413.42	17.63	6.563	359	1	359	701	78	173,302.95
200,000.01 - 250,000.00	100	22,284,730.00	16.19	6.518	360	0	360	697	75	222,847.30
250,000.01 - 300,000.00	81	22,149,743.67	16.09	6.515	359	0	358	712	77	273,453.63
300,000.01 - 350,000.00	57	18,421,617.39	13.38	6.456	360	0	360	705	74	323,186.27
350,000.01 - 400,000.00	22	7,982,331.91	5.80	6.449	360	1	359	712	74	362,833.27
400,000.01 - 450,000.00	2	868,000.00	0.63	6.377	360	0	360	664	73	434,000.00
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

Min: 22,500.00
Max: 440,000.00
Avg: 169,752.97
Total: 137,669,661.50

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7. Original LTV

Original LTV	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 60.00	79	13,193,354.72	9.59	6.426	357	0	357	716	51	167,004.49
60.01 - 70.00	92	17,242,479.38	12.53	6.491	360	0	360	688	67	187,418.25
70.01 - 75.00	74	13,517,036.39	9.82	6.493	358	0	357	702	74	182,662.65
75.01 - 80.00	487	81,865,745.05	59.48	6.532	360	0	359	711	80	168,102.15
80.01 - 85.00	10	1,321,189.31	0.96	6.654	360	1	359	706	85	132,118.93
85.01 - 90.00	46	7,074,551.63	5.14	6.754	360	1	359	711	90	153,794.60
90.01 - 95.00	18	2,823,930.00	2.05	6.989	360	1	359	687	94	156,885.00
95.01 >=	5	591,687.13	0.43	6.711	360	1	359	642	100	118,337.43
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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8. Property Type

Property Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Condominium	76	11,855,219.63	8.61	6.593	360	1	359	712	74	155,989.73
Cooperative	2	406,750.00	0.30	6.302	360	0	360	735	78	203,375.00
PUD	135	25,401,720.96	18.46	6.502	360	0	359	702	77	188,160.90
Single Family Residence	539	88,311,677.81	64.17	6.534	360	1	359	707	76	163,843.56
Three/Four Family	22	4,187,124.66	3.04	6.608	348	0	348	721	71	190,323.85
Two Family	37	7,467,480.55	5.43	6.549	360	1	359	700	73	201,823.80
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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9. State

State	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
FL	118	19,984,403.03	14.52	6.617	360	0	360	697	75	169,359.35
CA	71	18,196,045.49	13.22	6.491	359	0	359	707	71	256,282.33
TX	56	7,514,327.97	5.46	6.588	359	1	358	707	81	134,184.43
AZ	46	7,691,652.45	5.59	6.479	360	0	360	707	76	167,209.84
IL	38	6,852,020.19	4.98	6.573	360	1	359	711	74	180,316.32
MI	36	5,247,821.26	3.81	6.576	360	1	359	708	79	145,772.81
MO	34	4,372,171.42	3.18	6.644	359	0	358	696	78	128,593.28
CO	29	5,104,875.48	3.71	6.473	360	0	360	717	76	176,030.19
IN	26	2,792,588.95	2.03	6.591	349	1	348	696	80	107,407.27
NY	26	6,230,221.97	4.53	6.469	360	1	359	709	75	239,623.92
Other	331	53,643,845.40	38.98	6.514	360	0	359	710	76	162,066.00
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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10. Original Term

Original Term	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
240	6	765,650.49	0.56	6.354	240	1	239	708	65	127,608.42
360	805	136,864,323.12	99.44	6.536	360	1	359	707	76	170,017.79
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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11. S&P Documentation

S&P Documentation	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
1 Paystub & Verbal Verification of Employment	8	1,220,297.53	0.89	6.478	360	1	359	700	77	152,537.19
1 Paystub, 1 W-2, and VVOE or 1 Yr 1040	46	6,403,910.40	4.65	6.436	359	1	358	697	78	139,215.44
Full Doc	100	15,839,383.48	11.51	6.465	360	1	359	698	78	158,393.83
No Employment/Income Verification	137	20,821,436.14	15.13	6.688	359	0	359	716	72	151,981.29
Verbal Verification of Employment	520	93,344,946.06	67.82	6.521	359	0	359	707	76	179,509.51
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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12. WAMU Doctype

WAMU Doctype	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Full/Alt/Streamline	128	20,005,236.19	14.54	6.453	360	1	359	697	78	156,290.91
No Doc/NINA	168	26,890,263.36	19.54	6.688	359	0	359	710	73	160,061.09
No Ratio/NORA	35	6,549,050.81	4.76	6.591	355	0	355	689	73	187,115.74
Red/Low/Expr/Stated	480	84,185,423.25	61.17	6.502	360	1	359	710	76	175,386.30
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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13. Original FICO

Original FICO	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
<= 0	1	126,720.00	0.09	7.625	360	0	360	0	80	126,720.00
580 - 599	1	119,990.00	0.09	6.625	360	1	359	597	39	119,990.00
600 - 619	8	2,036,950.67	1.48	6.549	360	1	359	611	76	254,618.83
620 - 639	44	7,306,015.68	5.31	6.771	360	0	360	630	78	166,045.81
640 - 659	65	11,888,000.45	8.64	6.563	360	0	360	650	74	182,892.31
660 - 679	115	18,255,645.03	13.26	6.504	360	1	359	670	76	158,744.74
680 - 699	134	23,851,947.19	17.33	6.532	360	1	359	690	76	177,999.61
700 - 719	136	23,684,033.57	17.21	6.549	357	0	357	708	77	174,147.31
720 - 739	92	15,586,192.51	11.32	6.569	359	0	359	729	76	169,415.14
740 - 759	71	11,803,216.36	8.58	6.489	360	1	359	750	77	166,242.48
760 - 779	89	14,738,603.96	10.71	6.447	360	1	359	770	74	165,602.29
780 - 799	38	5,586,450.74	4.06	6.528	360	1	359	786	76	147,011.86
800 - 820	16	2,583,317.81	1.88	6.336	360	1	359	808	75	161,457.36
821 >=	1	62,889.64	0.05	6.750	360	10	350	970	90	62,889.64
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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14. Loan Purpose

Loan Purpose	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Purchase	434	69,000,132.48	50.13	6.558	360	0	359	716	79	158,986.48
Refi - Cash Out	263	48,977,068.46	35.59	6.528	360	1	359	697	72	186,224.59
Refi - Rate Term	114	19,652,772.67	14.28	6.476	357	1	356	698	73	172,392.74
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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15. Occupancy Type

Occupancy Type	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
Investment	183	23,701,021.22	17.22	6.719	358	0	358	723	75	129,513.78
Owner Occupied	588	106,252,250.32	77.20	6.491	360	1	359	703	76	180,701.11
Second Home	40	7,676,702.07	5.58	6.590	360	0	360	706	74	191,917.55
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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16. Interest Only

Interest Only	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	627	100,265,762.61	72.85	6.572	359	1	359	706	75	159,913.50
120	162	33,381,066.00	24.25	6.439	360	0	360	712	77	206,055.96
180	22	3,983,145.00	2.89	6.424	360	1	359	683	75	181,052.05
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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17. Prepay Penalty

Prepay Penalty	Count	Balance	%	Note Rate	Term	WALA	WAM	NZWA Fico	NZLTV Ratio	AVG Loan Size
0	768	129,828,557.46	94.33	6.544	360	0	359	707	76	169,047.60
12	2	699,713.26	0.51	6.491	360	0	360	651	76	349,856.63
36	27	4,921,554.05	3.58	6.391	350	1	349	712	74	182,279.78
42	1	179,837.27	0.13	6.500	360	1	359	632	80	179,837.27
60	13	2,000,311.57	1.45	6.336	360	1	359	729	76	153,870.12
Total:	811	137,629,973.61	100.00	6.535	359	1	359	707	76	169,704.04

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R:\SEA_WCC\shared\_PSTBKU\Brent Harlow\September Position\8-29-05 Updated\September Position, 8-26-05.cas
Sep 1, 2005 17:09